                                          Oppenheimer Rochester National Municipals
                                                   (Formerly Oppeneheimer Florida Municipal Fund)
                                                Supplement dated October 9, 2001 to the
                                      Prospectus dated November 27, 2000, revised October 1, 2001

The Prospectus is changed by adding the following section in "About Your Account - How to Buy Shares" before the sub-section entitled
"How Can You Buy Class A Shares?" on page 18:

         Effective September 1, 2001 through November 30, 2001, the Distributor will pay an additional sales concession of
         0.50% on purchases of Class A shares and Class B shares and 0.25% on purchases of Class C shares by customers of
         A.G. Edwards and Sons, Inc., provided such purchases are accompanied by an Asset Builder Plan of at least $100.00 per month.  The additional payout will not be paid on any Asset Builder Plan purchases.

October 9, 2001                                                        PS0795.020